CENTRAL SECURITIES CORPORATION

INTERIM REPORT TO STOCKHOLDERS

AS OF SEPTEMBER 30, 2015

To the Stockholders of

Central Securities Corporation:

     Financial data for the quarter ended September 30, 2015 prepared by management without audit by our independent registered public accounting firm and other pertinent information are submitted herewith.

     Comparative net assets are as follows:

	Sept. 30, 2015	June 30, 2015	Dec. 31, 2014
Net assets	$582,590,655	$625,257,571	$649,760,644
Net assets per share of Common Stock	$24.22	$25.72	$26.18
Shares of Common Stock outstanding	24,052,951	24,310,831	24,819,241

     Comparative operating results are as follows:

	Nine months ended September 30,
	2015	2014
Net investment income	$3,746,422	$2,779,374
Per share of Common Stock	.15 *	.12	*
Net realized gain on sale of investments	43,034,547	33,658,319
Decrease in net unrealized appreciation of investments	(92,715,258)	(16,813,184)
Increase (decrease) in net assets resulting from operations	(45,934,289)	19,624,509

* Per-share data are based on the average number of Common shares outstanding during the nine-month period.

     During the nine months ended September 30, 2015, the Corporation purchased 772,134 shares of its Common Stock at an average price of $21.34 per share. The Corporation may from time to time purchase its Common Stock in such amounts and at such prices as the Board of Directors deems advisable in the best interests of stockholders. Purchases may be made on the NYSE MKT or in private transactions directly with stockholders.

     Stockholders’ inquiries are welcome.

Central Securities Corporation Wilmot H. Kidd, President

630 Fifth Avenue
New York, NY 10111
October 7, 2015

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PRINCIPAL PORTFOLIO CHANGES
July 1 to September 30, 2015
(Common Stock unless specified otherwise)
(unaudited)

	Number of Shares
	Purchased	Sold	Held September 30, 2015
Cable One, Inc.	6,000		6,000
California Resources Corporation		40,000	—
Coach, Inc.		150,000	—
Coherent, Inc.		58,802	598,198
Encore Capital Group, Inc.	66,185		200,000
Freeport-McMoRan Inc.		490,000	200,000
GeoMet, Inc. Series A Convertible
Redeemable Preferred Stock		365,828	—
Intel Corporation		350,000	1,100,000
Johnson & Johnson	50,000		50,000
JPMorgan Chase & Co.	20,000		220,000
Motorola Solutions, Inc.	14,375	84,375	300,000
Oracle Corporation		200,000	—
The Plymouth Rock Company, Inc.		6,000	28,424
Progressive Corporation	100,000		100,000
RadiSys Corporation		484,900	—
Rayonier Inc.		30,104	769,896

TEN LARGEST INVESTMENTS
September 30, 2015
(unaudited)

	Cost	Value	Percent of Net Assets	Year First Acquired
	(millions)
The Plymouth Rock Company, Inc.	$0.7	$109.4	18.8%	1982
Intel Corporation	13.1	33.2	5.7	1986
Coherent, Inc.	15.7	32.7	5.6	2007
The Bank of New York Mellon Corporation	15.3	23.5	4.0	1993
Precision Castparts Corporation	20.5	23.0	3.9	2015
Analog Devices, Inc.	3.0	22.6	3.9	1987
Capital One Financial Corporation	16.9	21.0	3.6	2013
Motorola Solutions, Inc.	14.1	20.5	3.5	2000
Citigroup Inc.	19.7	19.8	3.4	2013
Rayonier Inc.	23.6	17.0	2.9	2014

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BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman
L. Price Blackford, Lead Independent Director
Simms C. Browning
Donald G. Calder
David C. Colander
Jay R. Inglis

C. Carter Walker, Jr.

OFFICERS

Wilmot H. Kidd, President
Marlene A. Krumholz, Vice President and Secretary
Andrew J. O’Neill, Vice President
Lawrence P. Vogel, Vice President and Treasurer

OFFICE
630 Fifth Avenue
New York, NY 10111
212-698-2020
866-593-2507 (toll free)
www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.
P. O. Box 30170, College Station, TX 77842-3170
800-756-8200
www.computershare.com

CUSTODIAN
UMB Bank, N.A.
Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
New York, NY

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